4883-3586-1573 EXECUTION VERSION 12320853.6 - 01/19/23 GUARANTY OF RECOURSE OBLIGATIONS FOR VALUE RECEIVED, and to induce BP HOLDINGS SIGMA LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), having an address at c/o Beach Point Capital Management LP, 1620 26th Street, Suite 6000N, Santa Monica, CA 90404, to lend to 47TH STREET PHOENIX AIRPORT LLC, a Delaware limited liability company (“Hilton Borrower”), CHPH HOLDING, LLC, a Delaware limited liability company (“Crowne Plaza Borrower”), and 44TH AND MCDOWELL HOLDING, LLC, a Delaware limited liability company (“Holiday Inn Borrower”; Hilton Borrower, Crowne Plaza Borrower and Holiday Inn Borrower are, individually and/or collectively, as the context may require, together with their permitted successors and/or assigns, referred to herein as “Borrower”), each having its principal place of business at 8901 East Mountain View Road, Suite 150, Scottsdale, Arizona 85258, the principal sum of FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000.00) (the “Loan”), evidenced by that certain Promissory Note dated as of the date hereof made by Borrower to Lender (as the same may be amended, restated, replaced, split or otherwise modified, the “Note”) and that certain Loan Agreement dated as of the date hereof (as the same may be amended, restated, replaced or otherwise modified, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement) by and among Borrower, Lender and TRIMONT REAL ESTATE ADVISORS, LLC, a Georgia limited liability company, as administrative agent and collateral agent for the benefit of Lender (in such capacity, “Agent”), having an address at One Alliance Center, 3500 Lenox Road NE, Suite G1, Atlanta, Georgia 30326, and secured by, inter alia, the Security Instrument and the Pledge Agreement, Guarantor (defined below) is delivering this Guaranty of Recourse Obligations (this “Guaranty”) to Agent, for the benefit of Lender. The Note, the Loan Agreement, the Security Instrument, the Pledge Agreement, and all other documents, agreements and certificates executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, are collectively referred to herein as the “Loan Documents”. 1. As of this 20th day of January, 2023, the undersigned, JOHN C. LOEFFLER, II, an individual (“Loeffler”), JENNIFER SCHRADER, an individual (“Schrader”), CDIF, LLC, a Delaware limited liability company (“CDIF”), CALIBER DIVERSIFIED OPPORTUNITY FUND II, LP, a Delaware limited partnership (“CDOF II”), and CALIBERCOS INC., a Delaware corporation (“CaliberCos”; together with CDIF and CDOF II, individually and/or collectively as the context may require, “Entity Guarantor”; Entity Guarantor together with Loeffler and Schrader, jointly and severally, individually and/or collectively as the context may require, “Guarantor”), each having an address at 8901 East Mountain View Road, Suite 150, Scottsdale, Arizona 85258, jointly and severally hereby absolutely, irrevocably and unconditionally guarantee to Agent the prompt and unconditional payment of the Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” shall mean, collectively, (i) all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Article 12 of the Loan Agreement and (ii) any and all fees, costs and expenses of Agent or Lender, including, without limitation, any and all reasonable attorneys’ fees and expenses, in connection with the enforcement of this Guaranty by Agent.

4883-3586-1573 2 12320853.6 - 01/19/23 2. Nature of Guaranty. (a) It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, the Security Instrument, the Pledge Agreement or the other Loan Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed. (b) This is a guaranty of payment and not merely of collection and Guarantor shall be a primary obligor of the Guaranteed Obligations. Upon the Guaranteed Obligations being incurred by Lender or Agent, Agent may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the mortgaged property or other collateral for the Loan. (c) It is the intent of Guarantor and Agent that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a Guarantor. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Agent, Lender or Trustee under the Security Instrument, the Pledge Agreement or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu of foreclosure. 3. Subordination. Any indebtedness of Borrower or Pledgor to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower or Pledgor under the Bankruptcy Code, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower or Pledgor to Guarantor and hereby assigns such indebtedness to Agent, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Debt, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Agent (such payment, a “Contribution”), (b) no one of them will take any action to exercise or enforce any rights to such Contribution, and (c) if any of Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower or Pledgor to any of Guarantor or for any Contribution, the same shall be delivered to Agent in the form received, endorsed or assigned as

4883-3586-1573 3 12320853.6 - 01/19/23 may be appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Agent as security for the Debt. Notwithstanding anything to the contrary contained herein, nothing in this Section 3 shall prohibit (i) Borrower from indirectly distributing to any Guarantor, or (ii) such Guarantor from accepting and holding on its own behalf, any Excess Cash Flow that is disbursed by Agent to Borrower in accordance with Section 3.5 of the Loan Agreement. 4. Costs and Expenses of Collection. Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Agent, Lender and/or Trustee to the extent that such reimbursement is not made by Borrower, for all costs and expenses (including reasonable counsel fees and any fees of a special servicer) incurred by Agent, Lender and/or Trustee in connection with the collection of the Guaranteed Obligations or any portion thereof or with the enforcement of this Guaranty. 5. Agent’s Right to Pay Debt. All moneys available to Agent for application in payment or reduction of the Debt may be applied by Agent in such manner and in such amounts and at such time or times and in such order and priority as Agent may see fit to the payment or reduction of such portion of the Debt as Agent may elect. 6. Waivers. Guarantor waives: (a) any defense based upon any legal disability or other defense of Borrower or Pledgor, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower or Pledgor from any cause other than full payment of all sums payable under the Loan Agreement or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or Pledgor or any principal of Borrower or Pledgor or any defect in the formation of Borrower or Pledgor or any principal of Borrower or Pledgor; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Agent or intended or understood by Agent or Guarantor; (d) all rights and defenses arising out of an election of remedies by Agent; (e) any defense based upon Agent’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay all sums payable under the Loan Agreement or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Agent’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (i) presentment, demand, protest and notice of any kind; and (j) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. In addition, Guarantor waives all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property. This means, among other things: (1) Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower or Pledgor; and (2) if Agent forecloses on any real property collateral pledged by Borrower, then (i) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (ii) Agent may collect from Guarantor even if Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional

4883-3586-1573 4 12320853.6 - 01/19/23 and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. Finally, Guarantor agrees that the payment of all sums payable under the Loan Agreement or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder. Guarantor hereby acknowledges that as part of Agent’s and Lender’s consideration for entering into this transaction, Agent and Lender have specifically bargained for the waiver and relinquishment by Guarantor of all such defenses and Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type reflected in this Guaranty and the Loan Documents. Guarantor hereby represents and confirms to Agent that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand, (i) the nature of all such possible defenses, (ii) the circumstances under which those defenses may arise, (iii) the benefits which those defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving those defenses. Guarantor acknowledges that Guarantor has both undertaken Guarantor’s obligations hereunder and given its unconditional waiver with the intent that this Guaranty and all such waivers shall be fully enforceable by Agent, and that Agent and Lender have been induced to enter into this transaction in material reliance upon the presumed full enforceability thereof. Guarantor waives (i) any and all benefits under Arizona Revised Statutes (“A.R.S.”) Sections 12-1641 through 12-1646 and Rule 17(e) of the Arizona Rules of Civil Procedure, and (ii) any and all benefits under A.R.S. Section 33-814 and Section 33-729. 7. Guaranteed Obligations Not Terminated, Affected or Impaired. Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of any of the following: (a) the assertion by Agent of any rights or remedies which it may have under or with respect to the Note, the Loan Agreement, the Security Instrument, the Pledge Agreement, or any of the other Loan Documents against any Person obligated thereunder, or against the owner of the Property, (b) any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, (c) the release or exchange of any property covered by the Security Instrument or the Pledge Agreement or other collateral for the Loan, (d) Agent’s failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Agent may have hereunder or in respect to this Guaranty, (e) the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Loan Agreement, the Security Instrument, the Pledge Agreement or the other Loan Documents, or the death of any Guarantor, (f) any partial or total transfer or pledge of the interests in Borrower, or in any direct or indirect owner of Borrower, and/or the reconstitution of Borrower as a result of such transfer or pledge, regardless of whether any of the foregoing is permitted under the Loan Documents, or (g) any payment made on the Debt or any other indebtedness arising under the Note, the Loan Agreement, the Security Instrument, the Pledge Agreement or the other Loan Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is the intention of Borrower, Pledgor and Guarantor that the Guaranteed Obligations hereunder shall not be discharged except by Guarantor’s performance of such Guaranteed Obligations and then only

4883-3586-1573 5 12320853.6 - 01/19/23 to the extent of such performance. It is further understood, that if Borrower or Pledgor shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Agent from taking any remedial action against Borrower or Pledgor, including the exercise of any option Agent has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Loan Agreement, the Security Instrument, the Pledge Agreement or the other Loan Documents, the Debt shall become due and payable, Agent may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein. In the event that pursuant to any Creditors Rights Laws or any judgment, order or decision thereunder Agent must rescind or restore any payment or any part thereof received by Agent in satisfaction of the Guaranteed Obligations as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Agent shall be without effect and this Guaranty shall remain in full force and effect. 8. Certain Acknowledgements. Guarantor warrants and acknowledges that: (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty and this Guaranty shall be in full force and effect and binding on Guarantor regardless of whether Lender obtains other collateral or any guaranties from others or takes any other action contemplated by Guarantor; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s and Pledgor’s financial condition, the Property and Borrower’s and Pledgor’s activities relating thereto, and the status of Borrower’s and Pledgor’s performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder and neither Agent nor Lender has made any representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Agent and/or Lender are true and correct in all respects, have been prepared in accordance with GAAP or in accordance with other principles acceptable to Agent and/or Lender in its reasonable discretion (consistently applied) and fairly present the financial condition of Guarantor in all material respects as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; (e) Guarantor has not and will not, without the prior written consent of Agent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein, other than in the ordinary course of Guarantor’s business; and (f) Guarantor has not and will not cause or consent to any action or failure to act that would result in Borrower or Pledgor failing to be at all times a “single purpose entity” as described in Article 6 of the Loan Agreement. 9. Guarantor’s Representations, Warranties and Covenants. Each Guarantor (and its representative, executing below, if any) hereby warrants, represents and covenants to Lender and Agent that: (a) Each Entity Guarantor is duly organized and existing and in good standing under the laws of the state in which it is organized. Each Guarantor is currently qualified or licensed (as applicable) and shall remain qualified or licensed to do business in each jurisdiction in which the nature of his/its business requires him/it to be so qualified or licensed.

4883-3586-1573 6 12320853.6 - 01/19/23 (b) The execution and delivery by each Guarantor (and its representative executing below, if any) of the Loan Documents to which such Guarantor is a party has been duly authorized and the Loan Documents to which such Guarantor is a party constitute valid and binding obligations of such Guarantor, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights, or by the application of rules of equity. (c) The execution, delivery and performance by each Guarantor of each of the Loan Documents to which such Guarantor is a party do not violate any provision of any law or regulation, or result in any breach or default under any contract, obligation, indenture or other instrument to which such Guarantor is a party or by which such Guarantor is bound. (d) There are no pending or, to each Guarantor’s knowledge, threatened actions, claims, investigations, suits or proceedings before any governmental authority, court or administrative agency which would reasonably be expected to have a Material Adverse Effect on the financial condition or operations of any Guarantor, Borrower, Pledgor and/or the Property. (e) There are no pending assessments or adjustments of any Guarantor’s income tax payable with respect to any year. (f) None of the transactions contemplated by the Loan Documents will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of Borrower, Pledgor or Guarantor, and Borrower, Pledgor and Guarantor, on the date hereof, will have received fair and reasonably equivalent value in good faith for the continued grant of the liens or security interests effected by the Loan Documents. As of the date hereof, Borrower, Pledgor and each Guarantor are solvent and will not be rendered insolvent by the transactions contemplated by the Loan Documents. As of the date hereof, Borrower, Pledgor and each Guarantor are able to pay their respective debts as they become due. (g) Each Guarantor shall promptly notify Agent in writing of any litigation pending or threatened in writing against such Guarantor claiming damages in excess of Two Hundred Thousand and No/100 Dollars ($200,000.00) and of all pending or threatened litigation against such Guarantor if the aggregate damage claims against Guarantor exceed Two Hundred Thousand and No/100 Dollars ($500,000.00). (h) As of the date hereof and continuing thereafter for the term of the Loan, the representations and warranties set forth in Sections 5.1 through 5.8, 5.12, 5.18, 5.21, 5.27, 5.28, 5.29, and 5.32 of the Loan Agreement are true and correct with respect to each Guarantor, it being understood that wherever the term “Borrower” is used in each the foregoing sections it shall be deemed to be “Guarantor”. (i) Guarantor shall keep and maintain or will cause to be kept and maintained proper and accurate books and records reflecting the financial affairs of Guarantor. Agent

4883-3586-1573 7 12320853.6 - 01/19/23 shall have the right from time to time during normal business hours upon reasonable notice to Guarantor to examine such books and records at the office of Guarantor or other Person maintaining such books and records and to make such copies or extracts thereof as Agent shall desire. 10. Financial Covenants of Guarantor. So long as the Loan and any of the obligations set forth in the Loan Documents remain outstanding, Guarantor shall maintain, in the aggregate, (i) a minimum Net Worth (as defined herein) (excluding the Property) of not less than $55,000,000.00 and (ii) Liquidity (as defined herein) (excluding the Property) of no less than $5,500,000.00 (the above items, (i) and (ii), collectively, the “Minimum Financial Criteria”). As used herein: “Net Worth” shall mean net worth as calculated in accordance with generally accepted accounting principles (or other principles acceptable to Agent). “Liquidity” shall mean (a) unencumbered Cash and Cash Equivalents of Guarantor and (b) marketable securities of Guarantor, each valued in accordance with GAAP (or other principles acceptable to Agent). “Cash and Cash Equivalents” shall mean all unrestricted or unencumbered (A) cash and (B) any of the following: (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof which, at the time of acquisition, has one of the two highest ratings obtainable from any two (2) of Standard & Poor’s Corporation, Moody’s Investors Service, Inc. or Fitch Investors (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as may be acceptable to Agent) and is not listed for possible down-grade in any publication of any of the foregoing rating services; (iii) domestic certificates of deposit or domestic time deposits or repurchase agreements issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $1,000,000,000.00, which commercial bank has a rating of at least either AA or such comparable rating from Standard & Poor’s Corporation or Moody’s Investors Service, Inc., respectively; (iv) any funds deposited or invested by Guarantor in accounts maintained with Lender and which are not held in escrow for, or pledged as security for, any obligations of Guarantor, Borrower and/or any of their affiliates; (v) money market funds having assets under management in excess of $2,000,000,000.00 and/or (vi) any unrestricted stock, shares, certificates, bonds, debentures, notes or other instrument which constitutes a “security” under the Security Act of 1933 (other than Guarantor, Borrower and/or any of their affiliates) which are freely tradable on any nationally recognized securities exchange and are not otherwise encumbered by Guarantor. 11. Financial Condition and Reports. So long as the Loan or any other obligation guaranteed hereby remains outstanding (other than, following the termination of the Loan Agreement and all other Loan Documents, contingent indemnification obligations as to which no claim has been made), Guarantor shall provide to Agent (i) within ninety (90) days after the end

4883-3586-1573 8 12320853.6 - 01/19/23 of each fiscal year and thirty (30) days after the end of each calendar quarter, financial statements of Guarantor covering the corresponding period then ended, including (A) a balance sheet, (B) an income and expenses statement, (C) a statement of cash flow and (D) a statement of change in financial position, prepared by a Responsible Officer of Guarantor (or, upon Agent’s reasonable request with respect to the annual financial statements required hereunder, audited by a “Big Four” accounting firm or other independent certified public accountant reasonably acceptable to Agent), together with a certificate of Guarantor (and/or a Responsible Officer of Guarantor, as applicable) certifying that the Minimum Financial Criteria continue to be satisfied (including Guarantor’s calculation of Guarantor’s Net Worth and Liquidity) and that each of the statements delivered pursuant to this clause (i) are true and correct, (ii) within thirty (30) days after filing, a complete copy of Guarantor’s federal and (to the extent applicable) state income tax returns for the immediately preceding tax year, and (iii) such other information reasonably requested by Agent and reasonably available to Guarantor. Guarantor agrees that all financial statements to be delivered to Agent pursuant to this Section 11 shall: (I) be complete and correct in all material respects; (II) present fairly and accurately the financial condition of Guarantor; (III) disclose all liabilities that are required to be reflected or reserved against; and (IV) be prepared (a) in hardcopy and electronic formats and (b) in accordance with GAAP (and including any loss contingencies) or in accordance with other principles acceptable to Agent and/or Lender in its reasonable discretion (consistently applied). Guarantor shall be deemed to warrant and represent that, as of the date of delivery of any such financial statement, there has been no material adverse change in financial condition, nor have any assets or properties been sold, transferred, assigned, mortgaged, pledged or encumbered (other than in the ordinary course of business and in accordance with the Loan Documents) since the date of such financial statement except as disclosed by Guarantor in a writing delivered to Agent. Guarantor agrees that no financial statement shall contain any misrepresentation or omission of a material fact which would make such financial statement inaccurate, incomplete or otherwise misleading in any material respect. Furthermore, each legal entity and individual obligated on this Guaranty hereby authorizes Agent to order and obtain, from a credit reporting agency of Agent’s choice, a third party credit report on such legal entity and individual. 12. Replacement Guarantor. To the extent that any Guarantor is a natural person, the death or legal incompetency of such Guarantor shall be an Event of Default hereunder unless Agent waives such Event of Default, or such Guarantor is replaced in accordance with this Section 12. Borrower shall be permitted to substitute a replacement guarantor and no “Event of Default” shall be deemed to have occurred hereunder, provided that (a) no other Event of Default hereunder or under any of the other Loan Documents has occurred and is then continuing; and (b) each of the following terms and conditions are satisfied: (i) within ninety (90) days after the occurrence of such death or incompetency, Borrower delivers Agent written notice of its intent to substitute the guarantor, (ii) the replacement guarantor is a Satisfactory Replacement Guarantor (as defined below), (iii) within thirty (30) days after delivery of the written notice described in the preceding subclause (i), such Satisfactory Replacement Guarantor assumes the obligations of Guarantor hereunder and under the other Loan Documents (as applicable), (iv) concurrently with such assumption, (A) to the extent the Satisfactory Replacement Guarantor is a married individual (whose primary residence or domicile is in the State of Arizona or in another community property jurisdiction wherein state law would require a spousal joinder in order to subject community assets to this Guaranty), such Satisfactory Replacement Guarantor delivers to Agent a Spousal Consent

4883-3586-1573 9 12320853.6 - 01/19/23 (as defined below), as and to the extent applicable and (B) each of Borrower, Pledgor and such Satisfactory Replacement Guarantor affirms each of their respective obligations under the Loan Documents, and (v) prior to or concurrently with such assumption, as applicable, Agent receives such information, documentation and opinions as may be reasonably required by Agent in connection with such assumption and the foregoing. As used herein, the term “Satisfactory Replacement Guarantor” shall mean a replacement guarantor that (1) when aggregated with every other Guarantor, satisfies the Minimum Financial Criteria, (2) is acceptable to Agent, and (3) Controls Borrower and any SPE Component Entity and the day-to-day operations of the Property. 13. Change in Residency. To the extent that any Guarantor is a natural person, each such Guarantor hereby represents and warrants that such Guarantor is a resident of the State of Arizona and that such Guarantor’s primary domicile is in the State of Arizona. If any such Guarantor is married as of the date hereof, then such Guarantor shall cause his or her spouse to execute and deliver to Agent a spousal consent with respect to this Guaranty (which spousal consent shall be in form and substance satisfactory to Agent) (a “Spousal Consent”). If any such Guarantor is not married as of the date hereof and subsequently marries, or if such Guarantor enters into a new marriage, at any time when Guarantor is a resident (and/or has a primary domicile) in a community property jurisdiction, then such Guarantor shall cause his or her spouse to execute and deliver to Agent a Spousal Consent within ten (10) days after the occurrence of any such marriage. Guarantor’s failure to comply with any of the foregoing requirements shall, at Agent’s option, constitute an “Event of Default” hereunder and under the Loan Agreement. 14. No Consent. Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, the Security Instrument, the Pledge Agreement, or any of the other Loan Documents, that Agent shall not be under a duty to protect, secure or insure any security or lien provided by the Security Instrument or the Pledge Agreement or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor. 15. Notices. As a further inducement to Lender to make the Loan and in consideration thereof, Guarantor further covenants and agrees (a) that in any action or proceeding brought by Agent against Guarantor on this Guaranty, Guarantor shall and does hereby waive trial by jury, (b) Guarantor will maintain a place of business or an agent for service of process in the State of New York and give prompt written notice to Agent of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate, (c) the failure of Guarantor’s agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon, (d) if, despite the foregoing, there is for any reason no agent for service of process of Guarantor available to be served, and if Guarantor at that time has no place of business in the State of New York then Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof, Guarantor hereby waiving personal service thereof, (e) that within thirty (30) days after such mailing, Guarantor so served shall appear or answer to any summons and complaint or other process and should Guarantor so served fail to appear or answer within said thirty-day period, said Guarantor shall be deemed in default and judgment may be entered by Agent against the said party for the amount as demanded in any summons and complaint

4883-3586-1573 10 12320853.6 - 01/19/23 or other process so served, (f) Guarantor initially and irrevocably designates Corporation Service Company, with offices on the date hereof at 19 West 44th Street, Suite 200, New York, NY 10036, to receive for and on behalf of Guarantor service of process in the State of New York with respect to this Guaranty, (g) with respect to any claim or action arising hereunder, Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in New York County, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (h) nothing in this Guaranty will be deemed to preclude Agent from bringing an action or proceeding with respect hereto in any other jurisdiction. Guarantor acknowledges that this Guaranty is an “instrument for the payment of money only” within the meaning of New York Civil Practice Law and Rules Section 3213. 16. Successors and Assigns. (a) Each reference herein to Agent, Lender or Trustee shall be deemed to include such party’s successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. (b) If any party hereto shall be a partnership, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “Guarantor” shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder. 17. Entire Agreement. All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Agent. 18. Counterparts. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. Facsimile and electronically mailed counterparts shall have the same legal effect as an original. 19. Amendments. This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Agent or Guarantor, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. 20. Governing Law. This Guaranty shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed,

4883-3586-1573 11 12320853.6 - 01/19/23 applied and enforced in accordance with applicable federal law and the laws of the State of New York, without reference or giving effect to any choice of law doctrine. [NO FURTHER TEXT ON THIS PAGE]